UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

(a)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2024. The total returns for Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2024
Cohen & Steers Select Preferred and Income Fund at Net Asset Value(a)	7.39%
Cohen & Steers Select Preferred and Income Fund at Market Value(a)	8.76%
ICE BofA Fixed Rate Preferred Securities Index(b)	4.38%
Blended Benchmark—55% ICE BofA U.S. IG Institutional Capital Securities Index/20% ICE BofA Core Fixed Rate Preferred Securities Index/25% Bloomberg Developed Market USD Contingent Capital Index(b)	4.64%
Bloomberg U.S. Aggregate Bond Index(b)	–0.71%
ICE BofA U.S. All Capital Securities Index(b)	5.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Market Review

The six months ended June 30, 2024 saw mixed results among fixed income categories. Economic growth in most major markets exceeded expectations, and progress on disinflation slowed. Bond yields rose as a result, and expectations on the magnitude of central bank rate cuts were reduced. Some major central banks, including the European Central Bank and Bank of Canada, modestly cut rates in June, while the Federal Reserve signaled that its first rate reduction in this cycle was likely to occur in the fourth quarter, at the earliest, and would be data-dependent.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)	For benchmark descriptions, see page 4.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

In this environment, preferred securities were the top-performing fixed income category, benefiting from high yields and a narrowing of credit spreads. High-yield bonds also had positive (though smaller) gains, while Treasury and intermediate- and longer-term investment-grade bonds declined. Within the preferreds market, contingent capital securities (CoCos) and other over-the-counter (OTC) issues, which commonly feature rate-resetting structures, had the strongest returns due to their generally shorter durations compared to the primarily fixed-rate perpetual securities available from exchange-traded preferreds.

Technical factors also played a role in preferreds’ performance. New issuance in the first six months of 2024 rose sharply relative to recent years, but many of the deals have been to replace securities that were being redeemed. In the U.S., a large portion of the new issuance was driven by a change in ratings agency methodology by Moody’s, which makes the issuance of hybrid securities more attractive for corporations as a tax-efficient strategy to obtain equity credit. This spurred utilities (and, to a lesser degree, insurance companies) to issue OTC-traded hybrid securities. Bank refinancing activity was also strong. Taking advantage of current tight credit spreads, European banks tendered securities that are callable in the near term, while U.S. banks refinanced or net redeemed higher-cost, floating-rate preferreds. Despite the robust year-to-date gross issuance activity, the size of the overall preferreds market has grown only modestly (while the exchange-traded $25 par market has continued a trend of net redemptions).

Fund Performance

The portfolio had a positive total return in the period and outperformed its blended benchmark on both a market price and net asset value basis.

The insurance sector underperformed most other preferred sectors despite solid underlying industry fundamentals. Property & casualty companies continued to enjoy premium growth given the health of the economy, and life insurers benefited from higher bond yields. The sector’s underperformance stemmed partly from modest returns generated by very high-quality Japan-based insurers. The Fund’s security selection and underweight allocation to insurance contributed to relative performance. Contributors included a pair of low-liquidity securities from an annuity provider that rebounded after selling off last year. Having no investment in certain low-coupon securities from Japanese companies that trailed in the rally also contributed.

The banking sector continued to rebound from the well-publicized bank failures that occurred in the first quarter of 2023, with concerns of contagion receding as fundamentals in the broader banking system remained healthy and resilient. CoCos from European banks were particularly strong amid new issues coming to market with attractive yields. The Fund’s selection in U.S. bank issues contributed to relative performance. However, the positive effect of the U.S. bank selection was more than offset by unfavorable security selection in non-U.S. banks.

The utilities sector benefited from healthy financials and a positive growth outlook partly supported by expected long-term demand for power for artificial intelligence applications. Performance in the sector was also boosted by investor demand for new deals that came to market priced with tighter resets. The Fund’s security selection in utilities preferreds aided relative performance.

Security selection in the energy and pipeline sectors contributed to relative returns. The Fund held overweight or out-of-benchmark investments in certain securities from companies that, in addition to rising energy prices, benefited from business transactions that were viewed positively from a credit perspective.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed significantly to the Fund’s performance for the six months ended June 30, 2024.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps contributed to the Fund’s total return for the six months ended June 30, 2024.

The Fund used total return swaps with the intention of managing credit risk. The total return swaps did not have a material impact on the Fund’s total return for the six months ended June 30, 2024.

The Fund used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material impact on the Fund’s total return for the six months ended June 30, 2024.

Sincerely,

ELAINE ZAHARIS-NIKAS Portfolio Manager	JERRY DOROST Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2024

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	18.49%	3.75%	5.60%	7.77%
Fund at Market Value	17.89%	0.96%	5.64%	6.93%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations was November 24, 2010.

Benchmark Descriptions

The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar-denominated investment-grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The Bloomberg U.S. Aggregate Bond Index is a broad-market measure of the U.S. dollar-denominated investment-grade fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset backed securities, and commercial mortgage-backed securities. The ICE BofA U.S. All Capital Securities Index tracks the performance of fixed rate, U.S. dollar-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2024, leverage represented 34% of the Fund’s managed assets.

Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Facts(a)(b)

Leverage (as a % of managed assets)	34%
% Variable Rate Financing	16%
Variable Rate	6.0%
% Fixed Rate Financing(c)	84%
Weighted Average Rate on Fixed Financing	1.5%
Weighted Average Term on Fixed Financing	2.3 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2024. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

June 30, 2024

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Managed Assets

JPMorgan Chase & Co., 6.875%, Series NN	$4,594,945	1.2
HSBC Holdings PLC, 6.00% (United Kingdom)	4,453,253	1.2
Goldman Sachs Group, Inc., 7.50%, Series X	4,432,672	1.2
Citigroup Capital III, 7.625%, due 12/1/36	4,317,299	1.1
Wells Fargo & Co., 3.90%, Series BB	3,873,293	1.0
Charles Schwab Corp., 4.00%, Series I	3,432,015	0.9
NextEra Energy Capital Holdings, Inc., 6.75%, due 6/15/54	3,412,872	0.9
Toronto-Dominion Bank, 8.125%, due 10/31/82 (Canada)	3,324,358	0.9
UBS Group AG, 9.25% to 11/13/28 (Switzerland)	3,235,209	0.8
UBS Group AG, 9.25% to 11/13/33 (Switzerland)	3,142,698	0.8

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Managed Assets)

(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2024 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	24.9%
BANKING	8.4%
Bank of America Corp., 4.125%, Series PP(a)(b)		34,350	$632,383
Bank of America Corp., 4.25%, Series QQ(a)(b)		59,099	1,101,014
Bank of America Corp., 4.375%, Series NN(a)(b)		32,349	637,599
Bank of America Corp., 5.00%, Series LL(a)(b)		11,932	261,907
Bank of America Corp., 5.375%, Series KK(a)(b)		55,770	1,294,422
Bank of America Corp., 5.875%, Series HH(a)(b)		35,622	890,550
Federal Agricultural Mortgage Corp., 4.875%, Series G(b)		27,286	530,985
JPMorgan Chase & Co., 4.20%, Series MM(a)(b)		15,599	297,785
JPMorgan Chase & Co., 4.55%, Series JJ(a)(b)		19,453	402,483
JPMorgan Chase & Co., 4.625%, Series LL(a)(b)		32,103	672,237
JPMorgan Chase & Co., 5.75%, Series DD(a)(b)		58,472	1,455,953
M&T Bank Corp., 7.50%, Series J(a)(b)		87,200	2,250,632
Morgan Stanley, 5.85%, Series K(a)(b)		35,291	876,628
Morgan Stanley, 6.375%, Series I(a)(b)		66,456	1,664,723
Morgan Stanley, 6.50%, Series P(a)(b)		14,598	381,008
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(b)(c)		35,091	805,338
Texas Capital Bancshares, Inc., 5.75%, Series B(a)(b)		5,234	98,975
Truist Financial Corp., 4.75%, Series R(a)(b)		20,152	400,017
U.S. Bancorp, 4.00%, Series M(a)(b)		50,675	883,265
U.S. Bancorp, 5.50%, Series K(a)(b)		22,605	523,532
Wells Fargo & Co., 4.25%, Series DD(a)(b)		44,544	836,091
Wells Fargo & Co., 4.375%, Series CC(a)(b)		39,874	767,973
Wells Fargo & Co., 4.70%, Series AA(a)(b)		52,257	1,061,340
Wells Fargo & Co., 4.75%, Series Z(a)(b)		82,253	1,678,784
Wells Fargo & Co., 5.625%, Series Y(a)(b)		37,197	872,642

			21,278,266

CONSUMER DISCRETIONARY PRODUCTS	0.2%
Ford Motor Co., Senior Debt, 6.20%, due 6/1/59(a)		636	15,226
Ford Motor Co., Senior Debt, 6.50%, due 8/15/62(a)		22,478	561,950

			577,176

FINANCIAL SERVICES	1.2%
Affiliated Managers Group, Inc., 5.875%, due 3/30/59(a)		3,021	67,459
Affiliated Managers Group, Inc., 6.75%, due 3/30/64(a)		30,867	786,491
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(c)		25,894	683,602

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
Carlyle Finance LLC, 4.625%, due 5/15/61(a)		14,586	$265,465
TPG Operating Group II LP, 6.95%, due 3/15/64(a)		46,366	1,203,661

			3,006,678

INDUSTRIAL SERVICES	1.1%
WESCO International, Inc., 10.625% to 6/22/25, Series A(b)(c)		104,030	2,697,498

INSURANCE	7.2%
AEGON Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)(a)		48,866	1,014,947
Allstate Corp., 7.375%, Series J(a)(b)		19,747	527,640
Arch Capital Group Ltd., 4.55%, Series G(a)(b)		64,738	1,246,207
Arch Capital Group Ltd., 5.45%, Series F(a)(b)		34,097	763,773
Athene Holding Ltd., 4.875%, Series D(a)(b)		70,627	1,329,906
Athene Holding Ltd., 5.625%, Series B(a)(b)		18,464	397,530
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(b)(c)		43,898	1,058,820
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a)(b)(c)		6,735	169,385
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(a)(c)		53,523	1,359,484
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(b)(c)		44,265	1,142,037
Axis Capital Holdings Ltd., 5.50%, Series E(a)(b)		29,013	612,755
Brighthouse Financial, Inc., 5.375%, Series C(a)(b)		29,307	566,211
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a)(b)(c)		54,631	1,368,507
Equitable Holdings, Inc., 4.30%, Series C(a)(b)		24,923	450,359
Equitable Holdings, Inc., 5.25%, Series A(a)(b)		34,139	742,523
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53(a)		50,050	1,297,296
Lincoln National Corp., 9.00%, Series D(a)(b)		40,216	1,124,037
MetLife, Inc., 4.75%, Series F(a)(b)		11,301	229,749
MetLife, Inc., 5.625%, Series E(a)(b)		66,230	1,617,999
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(a)(c)		13,226	345,463
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(b)		34,699	611,396
W R Berkley Corp., 4.125%, due 3/30/61(a)		14,253	249,570

			18,225,594

PIPELINES	0.2%
TC Energy Corp., 3.351% to 11/30/25, Series 11 (Canada)(a)(b)(c)		26,957	377,739

REAL ESTATE	1.4%
CTO Realty Growth, Inc., 6.375%, Series A(b)		21,968	442,216
Public Storage, 4.10%, Series S(a)(b)		30,000	544,200

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares		Value
Public Storage, 4.70%, Series J(a)(b)			38,024	$784,435
Public Storage, 4.75%, Series K(a)(b)			22,122	469,650
Regency Centers Corp., 5.875%, Series B(b)			60,000	1,305,000

				3,545,501

TELECOMMUNICATIONS	1.9%
AT&T, Inc., 4.75%, Series C(a)(b)			48,527	978,304
AT&T, Inc., 5.00%, Series A(a)(b)			48,300	1,018,164
AT&T, Inc., Senior Debt, 5.35%, due 11/1/66(a)			36,835	849,047
AT&T, Inc., Senior Debt, 5.625%, due 8/1/67(a)			24,500	586,040
Telephone & Data Systems, Inc., 6.00%, Series VV(a)(b)			11,937	213,792
U.S. Cellular Corp., Senior Debt, 5.50%, due 3/1/70(a)			10,084	205,209
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70(a)			17,286	349,350
U.S. Cellular Corp., Senior Debt, 6.25%, due 9/1/69(a)			26,813	599,271

				4,799,177

UTILITIES	3.3%
Algonquin Power & Utilities Corp., 6.20% to 10/1/24, due 7/1/79, Series 19-A (Canada)(a)(c)			22,887	576,295
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a)(b)			25,091	388,659
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)(b)			34,274	562,436
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(a)			47,325	835,286
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(a)(b)			42,166	782,601
CMS Energy Corp., 5.625%, due 3/15/78(a)			39,996	963,504
SCE Trust VII, 7.50%, Series M (TruPS)(a)(b)			98,818	2,586,067
SCE Trust VIII, 6.95%, Series N(a)(b)			55,163	1,419,896
Sempra, 5.75%, due 7/1/79(a)			14,706	343,385

				8,458,129

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$63,378,476)				62,965,758

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	122.2%
BANKING	73.8%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(b)(c)(d)(e)		EUR	800,000	839,703

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*		Value
Abanca Corp. Bancaria SA, 10.625% to 7/14/28 (Spain)(b)(c)(d)(e)	EUR	400,000	$477,173
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(b)(c)(d)(e)	EUR	1,000,000	1,085,929
AIB Group PLC, 7.125% to 10/30/29 (Ireland)(b)(c)(d)(e)	EUR	1,400,000	1,501,475
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 (Spain)(a)(b)(c)(d)		600,000	553,516
Banco Bilbao Vizcaya Argentaria SA, 6.875% to 12/13/30 (Spain)(b)(c)(d)(e)	EUR	1,000,000	1,059,050
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(b)(c)(d)		1,500,000	1,600,224
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(b)(c)(d)(e)	EUR	800,000	838,145
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)(b)(c)(d)(e)	EUR	1,600,000	1,891,483
Banco Santander SA, 7.00% to 11/20/29 (Spain)(b)(c)(d)(e)	EUR	1,200,000	1,291,566
Banco Santander SA, 9.625% to 11/21/28 (Spain)(b)(c)(d)		1,200,000	1,288,271
Banco Santander SA, 9.625% to 5/21/33 (Spain)(b)(c)(d)		2,800,000	3,110,814
Bank of America Corp., 4.375% to 1/27/27, Series RR(a)(b)(c)		1,574,000	1,492,519
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(b)(c)		1,235,000	1,229,771
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(b)(c)		675,000	674,720
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(b)(c)		1,215,000	1,224,575
Bank of America Corp., 6.25% to 9/5/24, Series X(a)(b)(c)		305,000	304,497
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(b)(c)		662,000	665,872
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(a)(c)		1,000,000	1,035,169
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(a)(c)		1,600,000	1,680,219
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(b)(c)		880,000	864,712
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(b)(c)(d)		600,000	588,745

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*		Value
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(b)(c)(d)		1,400,000	$1,424,976
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(b)(c)(d)(e)	GBP	600,000	778,173
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(b)(c)(d)	GBP	600,000	787,566
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(b)(c)(d)		2,400,000	2,607,821
BNP Paribas SA, 4.50% to 2/25/30 (France)(b)(c)(d)(f)		1,400,000	1,114,434
BNP Paribas SA, 4.625% to 1/12/27 (France)(b)(c)(d)(f)		2,800,000	2,526,929
BNP Paribas SA, 4.625% to 2/25/31 (France)(b)(c)(d)(f)		2,275,000	1,827,448
BNP Paribas SA, 7.00% to 8/16/28 (France)(a)(b)(c)(d)(f)		565,000	557,938
BNP Paribas SA, 7.375% to 8/19/25 (France)(b)(c)(d)(f)		1,000,000	1,000,005
BNP Paribas SA, 7.375% to 6/11/30 (France)(b)(c)(d)(e)	EUR	400,000	446,052
BNP Paribas SA, 7.75% to 8/16/29 (France)(b)(c)(d)(f)		2,000,000	2,022,030
BNP Paribas SA, 8.50% to 8/14/28 (France)(b)(c)(d)(f)		3,000,000	3,080,148
BNP Paribas SA, 9.25% to 11/17/27 (France)(b)(c)(d)(f)		1,600,000	1,700,538
CaixaBank SA, 7.50% to 1/16/30 (Spain)(b)(c)(d)(e)	EUR	600,000	669,076
CaixaBank SA, 8.25% to 3/13/29 (Spain)(b)(c)(d)(e)	EUR	1,400,000	1,595,565
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(b)(c)		3,653,000	3,432,015
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(b)(c)		3,668,000	3,137,108
Charles Schwab Corp., 5.00% to 6/1/27, Series K(a)(b)(c)		652,000	628,008
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)		4,115,000	4,317,299
Citigroup, Inc., 3.875% to 2/18/26, Series X(b)(c)		2,343,000	2,223,290
Citigroup, Inc., 5.95% to 5/15/25, Series P(b)(c)		1,305,000	1,298,104
Citigroup, Inc., 6.25% to 8/15/26, Series T(b)(c)		636,000	637,146
Citigroup, Inc., 7.625% to 11/15/28, Series AA(b)(c)		1,828,000	1,907,847
CoBank ACB, 6.25% to 10/1/26, Series I(a)(b)(c)		2,534,000	2,515,213
CoBank ACB, 6.45% to 10/1/27, Series K(a)(b)(c)		1,370,000	1,354,673
Commerzbank AG, 7.875% to 10/9/31, Series EMTN (Germany)(b)(c)(d)(e)	EUR	600,000	641,748
Cooperatieve Rabobank UA, 3.25% to 12/29/26 (Netherlands)(a)(b)(c)(d)(e)	EUR	600,000	593,841
Cooperatieve Rabobank UA, 4.875% to 6/29/29 (Netherlands)(a)(b)(c)(d)(e)	EUR	1,000,000	1,004,688
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(b)(c)(d)(e)	GBP	800,000	1,019,400

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*			Value
Credit Agricole SA, 4.75% to 3/23/29 (France)(a)(b)(c)(d)(f)		2,000,000		$1,744,182
Credit Agricole SA, 6.50% to 9/23/29, Series EMTN (France)(a)(b)(c)(d)(e)	EUR	800,000		858,354
Credit Agricole SA, 7.25% to 9/23/28, Series EMTN (France)(a)(b)(c)(d)(e)	EUR	300,000		332,036
Credit Agricole SA, 8.125% to 12/23/25 (France)(a)(b)(c)(d)(f)		650,000		660,493
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(b)(d)(f)(g)(h)(i)		3,000,000		270,000
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(b)(c)(d)		400,000		380,616
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(b)(c)(d)(e)	EUR	1,600,000		1,726,758
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)(b)(c)(d)(e)	EUR	1,000,000		1,153,307
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(a)(b)(c)(d)(e)	EUR	1,000,000		1,053,548
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(b)(c)(f)		1,441,000		1,421,202
Farm Credit Bank of Texas, 7.75% to 6/15/29(b)(c)		839,000		851,621
Farm Credit Bank of Texas, 9.596% (3 Month USD Term SOFR + 4.01%)(b)(f)(j)		9,779	†	982,790
First Horizon Bank, 6.409% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(b)(f)(j)		1,537	†	1,029,790
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)		750,000		774,753
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(b)(c)		1,287,000		1,199,994
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(b)(c)		4,300,000		4,432,672
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2 (United Kingdom)(b)(c)(f)		1,067,000		1,293,764
HSBC Holdings PLC, 4.00% to 3/9/26 (United Kingdom)(a)(b)(c)(d)		1,800,000		1,690,310
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a)(b)(c)(d)		3,400,000		2,922,499
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a)(b)(c)(d)		4,600,000		4,453,253
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)(a)		902,000		935,838

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*		Value
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)(a)		300,000	$307,432
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(b)(c)(d)		1,600,000	1,579,132
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(c)(d)		2,400,000	2,526,600
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(b)(c)		779,000	711,107
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(b)(c)		926,000	889,719
ING Groep NV, 4.25% to 5/16/31, Series NC10 (Netherlands)(b)(c)(d)		600,000	468,550
ING Groep NV, 4.875% to 5/16/29 (Netherlands)(a)(b)(c)(d)(e)		2,200,000	1,916,716
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(b)(c)(d)		2,400,000	2,309,088
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(a)(b)(c)(d)(e)		800,000	800,062
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(a)(b)(c)(d)(e)		1,200,000	1,225,230
Intesa Sanpaolo SpA, 5.875% to 9/1/31, Series EMTN (Italy)(b)(c)(d)(e)	EUR	400,000	409,906
Intesa Sanpaolo SpA, 6.375% to 3/30/28 (Italy)(b)(c)(d)(e)	EUR	400,000	419,009
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(b)(c)(d)(e)	EUR	1,000,000	1,064,257
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(b)(c)(d)(f)		800,000	799,938
Intesa Sanpaolo SpA, 9.125% to 9/7/29 (Italy)(b)(c)(d)(e)	EUR	1,800,000	2,132,398
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(b)(c)		4,438,000	4,594,945
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(b)(c)(d)		2,200,000	2,204,705
Lloyds Banking Group PLC, 8.50% to 9/27/27 (United Kingdom)(b)(c)(d)	GBP	800,000	1,035,929
M&T Bank Corp., 3.50% to 9/1/26, Series I(b)(c)		178,000	148,986
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)(b)(c)(d)(e)	GBP	600,000	714,527
NatWest Group PLC, 5.125% to 5/12/27 (United Kingdom)(b)(c)(d)	GBP	1,000,000	1,175,612
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(b)(c)(d)		1,100,000	1,078,810
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(b)(c)(d)		800,000	806,008

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*		Value
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(a)(b)(c)(d)(f)		1,600,000	$1,591,851
PNC Financial Services Group, Inc., 3.40% to 9/15/26, Series T(a)(b)(c)		1,283,000	1,154,276
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(b)(c)		1,381,000	1,367,255
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(b)(c)		1,976,000	1,973,252
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(b)(c)		2,191,000	2,140,542
Regions Financial Corp., 5.75% to 6/15/25, Series D(b)(c)		529,000	521,039
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(a)(b)(c)(d)(e)		200,000	198,000
Societe Generale SA, 5.375% to 11/18/30 (France)(b)(c)(d)(f)		1,600,000	1,293,050
Societe Generale SA, 6.75% to 4/6/28 (France)(b)(c)(d)(f)		2,360,000	2,116,521
Societe Generale SA, 9.375% to 11/22/27 (France)(b)(c)(d)(f)		2,800,000	2,838,094
Societe Generale SA, 10.00% to 11/14/28 (France)(b)(c)(d)(f)		2,800,000	2,911,983
Standard Chartered PLC, 4.30% to 8/19/28 (United Kingdom)(b)(c)(d)(f)		800,000	669,633
Standard Chartered PLC, 4.75% to 1/14/31 (United Kingdom)(b)(c)(d)(f)		1,200,000	992,364
Standard Chartered PLC, 7.75% to 8/15/27 (United Kingdom)(b)(c)(d)(f)		600,000	607,321
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(b)(c)(d)(f)		1,200,000	1,205,168
State Street Corp., 6.70% to 3/15/29, Series I(b)(c)		2,014,000	2,031,040
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(b)(e)	EUR	1,103,150	1,284,882
Swedbank AB, 7.625% to 3/17/28 (Sweden)(b)(c)(d)(e)		200,000	199,625
Swedbank AB, 7.75% to 3/17/30 (Sweden)(b)(c)(d)(e)		1,200,000	1,200,870
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(c)		3,200,000	3,324,358
Truist Financial Corp., 4.95% to 9/1/25, Series P(a)(b)(c)		537,000	527,348
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(b)(c)		1,450,000	1,361,330
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(b)(c)		872,000	828,217

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Principal Amount*		Value
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(b)(c)(d)(f)			1,800,000	$1,464,397
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(b)(c)(d)(f)			3,200,000	2,938,632
UBS Group AG, 5.125% to 7/29/26 (Switzerland)(b)(c)(d)(e)			400,000	381,815
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a)(b)(c)(d)(e)			1,000,000	993,627
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(b)(c)(d)(f)			3,000,000	3,235,209
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(b)(c)(d)(f)			2,800,000	3,142,698
U.S. Bancorp, 3.70% to 1/15/27, Series N(a)(b)(c)			377,000	341,928
U.S. Bancorp, 5.30% to 4/15/27, Series J(a)(b)(c)			1,000,000	972,199
Virgin Money U.K. PLC, 8.25% to 6/17/27 (United Kingdom)(b)(c)(d)(e)		GBP	800,000	1,017,600
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(b)(c)			4,045,000	3,873,293
Wells Fargo & Co., 5.875% to 6/15/25, Series U(b)(c)			724,000	722,502
Wells Fargo & Co., 5.95%, due 12/15/36			1,027,000	1,024,860
Wells Fargo & Co., 7.625% to 9/15/28(b)(c)			2,160,000	2,305,595
Wells Fargo & Co., 7.95%, due 11/15/29, Series B			249,000	276,328

				186,662,375

ENERGY	1.1%
BP Capital Markets PLC, 4.375% to 6/22/25(a)(b)(c)			384,000	377,412
BP Capital Markets PLC, 4.875% to 3/22/30(a)(b)(c)			953,000	901,430
BP Capital Markets PLC, 6.45% to 12/1/33(a)(b)(c)			1,425,000	1,467,370

				2,746,212

FINANCIAL SERVICES	1.6%
American Express Co., 3.55% to 9/15/26, Series D(b)(c)			1,833,000	1,713,305
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(a)(c)(f)			878,000	862,146
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(c)(f)			1,075,000	1,004,151
Discover Financial Services, 6.125% to 6/23/25, Series D(b)(c)			463,000	459,191

				4,038,793

INSURANCE	16.0%
Aegon Ltd., 5.50% to 4/11/28, due 4/11/48 (Netherlands)(a)(c)			600,000	579,992
Aegon Ltd., 5.625% to 4/15/29 (Netherlands)(b)(c)(d)(e)		EUR	1,200,000	1,244,971

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

	Principal Amount*		Value
Allianz SE, 3.50% to 11/17/25 (Germany)(a)(b)(c)(d)(f)		2,200,000	$2,054,565
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(c)		1,555,000	1,562,320
AXA SA, 6.375% to 7/16/33, Series EMTN (France)(a)(b)(c)(d)(e)	EUR	400,000	438,933
AXA SA, 8.60%, due 12/15/30 (France)(a)		525,000	618,373
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(a)(c)		545,000	499,771
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(c)		1,740,000	1,756,937
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(a)(c)		1,390,000	1,344,754
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(a)(c)		1,770,000	1,735,358
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a)(b)(c)		900,000	888,237
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(c)(f)		1,613,000	1,498,600
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(c)(f)		1,430,000	1,441,032
Hartford Financial Services Group, Inc., 7.709% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(a)(f)(j)		1,400,000	1,247,965
ILFC E-Capital Trust I, 7.159% (3 Month USD Term SOFR + 1.812%), due 12/21/65 (TruPS)(f)(j)		693,000	566,371
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(a)(c)(e)		1,000,000	906,567
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51(c)(f)		1,150,000	1,077,447
Lincoln National Corp., 9.25% to 12/1/27, Series C(b)(c)		1,103,000	1,191,776
Markel Group, Inc., 6.00% to 6/1/25(b)(c)		690,000	686,079
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(a)(f)		2,678,000	2,875,109
MetLife, Inc., 9.25%, due 4/8/38(a)(f)		2,309,000	2,676,958
Nippon Life Insurance Co., 5.95% to 4/16/34, due 4/16/54 (Japan)(a)(c)(f)		900,000	887,888
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(b)(c)(d)(e)		200,000	198,171
Phoenix Group Holdings PLC, 8.50% to 12/12/29 (United Kingdom)(b)(c)(d)(e)		400,000	394,256
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a)(c)		1,312,000	1,297,281
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(a)(c)		1,820,000	1,841,809
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(c)		990,000	1,014,688

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Principal Amount*	Value
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(a)(b)(c)(f)		1,800,000	$1,786,021
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(b)(c)(d)(e)		400,000	353,757
Rothesay Life PLC, 7.00% to 6/11/29, due 9/11/34 (United Kingdom)(a)(c)(e)		800,000	802,092
SBL Holdings, Inc., 6.50% to 11/13/26(b)(c)(f)		1,370,000	1,110,310
SBL Holdings, Inc., 7.00% to 5/13/25(b)(c)(f)		1,216,000	1,061,972
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(b)(c)(f)		2,000,000	1,952,126
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)(a)(c)(e)		966,000	796,346

			40,388,832

PIPELINES	10.8%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(c)		275,000	259,558
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(c)		1,365,000	1,290,174
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(c)		1,724,000	1,677,374
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(c)		1,970,000	1,892,447
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(a)(c)		1,340,000	1,351,417
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(c)		698,000	700,425
Enbridge, Inc., 7.375% to 12/15/29, due 3/15/55 (Canada)(a)(c)		690,000	693,105
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(c)		2,152,000	2,205,230
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(c)		1,868,000	1,950,962
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(c)		2,815,000	3,041,698
Energy Transfer LP, 6.50% to 11/15/26, Series H(b)(c)		1,250,000	1,236,063
Energy Transfer LP, 6.625% to 2/15/28, Series B(b)(c)		124,000	120,798
Energy Transfer LP, 7.125% to 5/15/30, Series G(b)(c)		1,873,000	1,859,964
Energy Transfer LP, 8.00% to 2/15/29, due 5/15/54(c)		480,000	502,376
Enterprise Products Operating LLC, 8.574% (3 Month USD Term SOFR + 3.248%), due 8/16/77, Series D(a)(j)		986,000	982,639
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(c)		2,817,000	2,595,807
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(c)		2,065,000	1,874,636
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(c)		3,172,000	3,112,385

			27,347,058

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Principal Amount*		Value
REAL ESTATE	1.9%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(a)(c)(f)			2,189,000	$2,115,469
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(a)(c)(f)			1,200,000	1,118,464
Unibail-Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(b)(c)(e)		EUR	1,400,000	1,578,021

				4,811,954

RETAIL & WHOLESALE—STAPLES	0.7%
Land O’ Lakes, Inc., 7.00%(b)(f)			1,100,000	863,500
Land O’ Lakes, Inc., 7.25%(b)(f)			1,190,000	969,850

				1,833,350

TELECOMMUNICATIONS	0.3%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(b)(c)(e)		EUR	700,000	786,917

UTILITIES	16.0%
AES Corp., 7.60% to 10/15/29, due 1/15/55(c)			1,883,000	1,907,281
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(c)			2,524,000	2,310,802
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(c)			1,481,000	1,364,227
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(c)			1,780,000	1,775,178
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(c)			1,798,000	1,794,582
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(c)			992,000	909,597
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(b)(c)			2,525,000	2,381,866
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(c)			1,181,000	1,206,050
Dominion Energy, Inc., 7.00% to 3/3/34, due 6/1/54, Series B(a)(c)			2,295,000	2,393,602
Edison International, 5.375% to 3/15/26, Series A(b)(c)			2,320,000	2,265,827
Edison International, 7.875% to 3/15/29, due 6/15/54(c)			860,000	888,288
Electricite de France SA, 7.50% to 9/6/28, Series EMTN (France)(a)(b)(c)(e)		EUR	400,000	458,757
Electricite de France SA, 9.125% to 3/15/33 (France)(a)(b)(c)(f)			600,000	654,059
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(c)			1,900,000	1,892,767
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)(c)			1,860,000	1,848,165

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Principal Amount*	Value
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(c)(f)		1,090,000	$1,096,918
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(a)(c)		392,000	363,310
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a)(c)		538,000	516,178
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(c)		2,132,000	2,136,519
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(c)		3,385,000	3,412,872
NiSource, Inc., 6.95% to 8/30/29, due 11/30/54(c)		947,000	953,722
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(c)		2,252,000	2,084,115
Sempra, 4.875% to 10/15/25(b)(c)		1,306,000	1,284,210
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(c)		2,595,000	2,585,522
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(a)(c)		1,261,000	1,186,741
Southern Co., 4.00% to 10/15/25, due 1/15/51, Series B(a)(c)		750,000	728,753

			40,399,908

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$305,505,445)			309,015,399

		Shares
SHORT-TERM INVESTMENTS	1.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.25%(k)		1,430,221	1,430,221
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(k)		2,904,000	2,904,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,334,221)			4,334,221

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$373,218,142)	148.8%		376,315,378
LIABILITIES IN EXCESS OF OTHER ASSETS	(48.8)		(123,399,590)

NET ASSETS (Equivalent to $21.03 per share based on 12,028,187 shares of common stock outstanding)	100.0%		$252,915,788

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$30,000,000	0.548%	Monthly	5.454%(l)	Monthly	9/15/25	$1,635,382	$3,414	$1,638,796
39,000,000	1.181%	Monthly	5.454%(l)	Monthly	9/15/26	2,868,739	6,075	2,874,814
40,000,000	0.930%	Monthly	5.454%(l)	Monthly	9/15/27	4,181,543	6,982	4,188,525
						$8,685,664	$16,471	$8,702,135

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the six months ended June 30, 2024.

Over-the-Counter Total Return Swap Contracts

Counterparty	Notional Amount	Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity		Position	Maturity Date	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas	EUR 13,416,965	0.20%	Monthly	BNPXCES5 Index	(m)	Short	6/20/29	$(8,754)	$(5,738)	$(14,492)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	518,922	USD	380,827	7/2/24	$1,512
Brown Brothers Harriman	EUR	300,000	USD	320,852	7/2/24	(434)
Brown Brothers Harriman	EUR	1,127,950	USD	1,226,595	7/2/24	18,616
Brown Brothers Harriman	EUR	985,649	USD	1,074,535	7/2/24	18,954
Brown Brothers Harriman	EUR	4,169,437	USD	4,532,053	7/2/24	66,792
Brown Brothers Harriman	EUR	21,755,997	USD	23,648,116	7/2/24	348,521
Brown Brothers Harriman	GBP	360,936	USD	457,329	7/2/24	1,070
Brown Brothers Harriman	GBP	319,052	USD	409,321	7/2/24	6,007
Brown Brothers Harriman	GBP	412,653	USD	527,955	7/2/24	6,321
Brown Brothers Harriman	GBP	3,496,311	USD	4,451,363	7/2/24	31,678
Brown Brothers Harriman	USD	379,193	CAD	518,922	7/2/24	122
Brown Brothers Harriman	USD	24,955,672	EUR	23,282,585	7/2/24	(21,176)
Brown Brothers Harriman	USD	4,218,172	EUR	3,935,376	7/2/24	(3,579)
Brown Brothers Harriman	USD	253,753	EUR	234,061	7/2/24	(3,085)
Brown Brothers Harriman	USD	589,387	EUR	548,561	7/2/24	(1,905)
Brown Brothers Harriman	USD	364,027	EUR	338,450	7/2/24	(1,564)
Brown Brothers Harriman	USD	5,800,298	GBP	4,588,952	7/2/24	594

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

Forward Foreign Currency Exchange Contracts—(continued)

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	513,531	USD	375,492	8/2/24	$(148)
Brown Brothers Harriman	EUR	395,407	USD	423,951	8/2/24	(128)
Brown Brothers Harriman	EUR	3,947,477	USD	4,237,005	8/2/24	3,282
Brown Brothers Harriman	EUR	23,004,497	USD	24,691,762	8/2/24	19,129
Brown Brothers Harriman	GBP	4,776,351	USD	6,037,804	8/2/24	(1,077)
Brown Brothers Harriman	GBP	411,145	USD	519,911	8/2/24	88
						$489,590

Glossary of Portfolio Abbreviations

CAD	Canada Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound
ICON	Income Capital Obligation Note
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note:	Percentages indicated are based on the net assets of the Fund.
*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $182,397,313 in aggregate has been pledged as collateral.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Security converts to floating rate after the indicated fixed–rate coupon period.
(d)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $115,119,414 which represents 45.5% of the net assets of the Fund (30.1% of the managed assets of the Fund).

(e)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $42,774,382 which represents 16.9% of the net assets of the Fund, of which 0.0% are illiquid.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $75,959,471 which represents 30.0% of the net assets of the Fund, of which 0.9% are illiquid.

(g)	Security is in default.
(h)	Non-income producing security.
(i)	Security value is determined based on significant unobservable inputs (Level 3).
(j)	Variable rate. Rate shown is in effect at June 30, 2024.
(k)	Rate quoted represents the annualized seven–day yield.
(l)	Based on USD-SOFR-OIS. Represents rates in effect at June 30, 2024.
(m)	The index intends to track the performance of the iTraxx Europe Senior Financials CDS. The two constituent investments held within the index at June 30, 2024 were as follows:

Investment	Receive	Frequency	Payment	Frequency	Maturity Date	Total Weight	6/30/24 Price	6/30/24 Value
Credit Default Swaps (CDS) —Markit iTraxx Europe Senior Financials Index	10% per annum	Quarterly	Performance of CDS	Semiannually	6/20/29	100.06%	EUR 71.80	$14,385,062
Cash		—	—	—	—	(0.06)%	—	(8,202)

Country Summary	% of Managed Assets
United States	52.1
United Kingdom	9.9
Canada	9.5
France	8.1
Spain	4.2
Netherlands	3.5
Switzerland	3.5
Germany	1.6
Australia	1.3
Italy	1.3
Japan	0.7
Other (includes short-term investments)	4.3

100.0

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$373,218,142)	$376,315,378
Cash collateral pledged for interest rate swap contracts	1,771,161
Foreign currency, at value (Identified cost—$459,120)	459,232
Receivable for:
Dividends and interest	4,347,298
Investment securities sold	695,823
Variation margin on interest rate swap contracts	62,342
Unrealized appreciation on forward foreign currency exchange contracts	522,686
Other assets	27,260

Total Assets	384,201,180

LIABILITIES:
Total return swap contracts, at value (Premiums paid—$5,738)	8,754
Unrealized depreciation on forward foreign currency exchange contracts	33,096
Payable for:
Credit agreement	129,000,000
Investment securities purchased	1,169,228
Interest expense	647,867
Investment management fees	218,941
Dividends and distributions declared	26,673
Administration fees	18,766
Other liabilities	162,067

Total Liabilities	131,285,392

NET ASSETS	$252,915,788

NET ASSETS consist of:
Paid-in capital	$285,267,140
Total distributable earnings/(accumulated loss)	(32,351,352)

$252,915,788

NET ASSET VALUE PER SHARE:
($252,915,788 ÷ 12,028,187 shares outstanding)	$21.03

MARKET PRICE PER SHARE	$19.78

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(5.94)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2024 (Unaudited)

Investment Income:
Interest income	$9,610,538
Dividend income (net of $1,252 of foreign withholding tax)	2,285,076

Total Investment Income	11,895,614

Expenses:
Interest expense	3,923,966
Investment management fees	1,320,105
Administration fees	148,538
Professional fees	55,708
Shareholder reporting expenses	37,724
Transfer agent fees and expenses	10,191
Custodian fees and expenses	8,008
Directors’ fees and expenses	5,716
Miscellaneous	11,754

Total Expenses	5,521,710

Net Investment Income (Loss)	6,373,904

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	515,857
Interest rate swap contracts	2,540,799
Total return swap contracts	(207,001)
Forward foreign currency exchange contracts	140,316
Foreign currency transactions	6,356

Net realized gain (loss)	2,996,327

Net change in unrealized appreciation (depreciation) on:
Investments in securities	7,136,934
Interest rate swap contracts	2,280
Total return swap contracts	41,873
Forward foreign currency exchange contracts	732,450
Foreign currency translations	(9,357)

Net change in unrealized appreciation (depreciation)	7,904,180

Net Realized and Unrealized Gain (Loss)	10,900,507

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,274,411

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2024	For the Year Ended December 31, 2023
Change in Net Assets:
From Operations:
Net investment income (loss)	$6,373,904	$12,010,023
Net realized gain (loss)	2,996,327	(25,492,478)
Net change in unrealized appreciation (depreciation)	7,904,180	30,711,367

Net increase (decrease) in net assets resulting from operations	17,274,411	17,228,912

Distributions to shareholders	(9,093,309)	(15,947,682)
Tax return of capital to shareholders	—	(2,886,223)

Total distributions	(9,093,309)	(18,833,905)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	—	30,645

Total increase (decrease) in net assets	8,181,102	(1,574,348)
Net Assets:
Beginning of period	244,734,686	246,309,034

End of period	$252,915,788	$244,734,686

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2024 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$17,274,411
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(112,664,920)
Proceeds from sales and maturities of long-term investments	115,267,722
Net purchases, sales and maturities of short-term investments	(2,589,466)
Net amortization of premium on investments in securities	114,815
Net decrease in dividends and interest receivable and other assets	156,115
Net increase in interest expense payable, accrued expenses and other liabilities	14,167
Net increase in receivable for variation margin on interest rate swap contracts	(81,027)
Net change in unrealized appreciation on investments in securities	(7,136,934)
Net change in unrealized appreciation on total return swap contracts	(41,873)
Net change in unrealized appreciation on forward foreign currency exchange contracts	(732,450)
Net realized gain on investments in securities	(515,857)

Cash provided by operating activities	9,064,703

Cash Flows from Financing Activities:
Dividends and distributions paid	(9,096,050)

Increase (decrease) in cash and restricted cash	(31,347)
Cash and restricted cash at beginning of period (including foreign currency)	2,261,740

Cash and restricted cash at end of period (including foreign currency)	$2,230,393

Supplemental Disclosure of Cash Flow Information:

For the six months ended June 30, 2024, interest paid was $3,957,827.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Restricted cash	$1,771,161
Foreign currency	459,232

Total cash and restricted cash shown on the Statement of Cash Flows	$2,230,393

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2024		For the Year Ended December 31,
Per Share Operating Data:			2023	2022	2021	2020	2019
Net asset value, beginning of period	$20.35		$20.48	$25.99	$26.81	$27.33	$23.85

Income (loss) from investment operations:

Net investment income (loss)(a)	0.53		1.00	1.26	1.40	1.51	1.48
Net realized and unrealized gain (loss)	0.91		0.44	(5.15)	0.21	(0.06)	4.06

Total from investment operations	1.44		1.44	(3.89)	1.61	1.45	5.54

Less dividends and distributions to shareholders from:

Net investment income	(0.76)		(1.33)	(1.44)	(1.39)	(1.43)	(1.59)
Net realized gain	—		—	(0.13)	(1.04)	(0.31)	(0.47)
Tax return of capital	—		(0.24)	(0.05)	—	(0.23)	—

Total dividends and distributions to shareholders	(0.76)		(1.57)	(1.62)	(2.43)	(1.97)	(2.06)

Anti-dilutive effect from the issuance of reinvested shares	—		—	—	0.00 (b)	0.00 (b)	0.00 (b)

Net increase (decrease) in net asset value	0.68		(0.13)	(5.51)	(0.82)	(0.52)	3.48

Net asset value, end of period	$21.03		$20.35	$20.48	$25.99	$26.81	$27.33

Market value, end of period	$19.78		$18.90	$18.72	$26.80	$28.10	$31.52

Total net asset value return(c)	7.39	%(d)	7.99%	–14.89%	5.96%	6.03%	23.59%

Total market value return(c)	8.76	%(d)	9.72%	–24.56%	4.24%	–3.64%	43.01%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2024		For the Year Ended December 31,
Ratios/Supplemental Data:			2023	2022	2021	2020	2019
Net assets, end of period (in millions)	$252.9		$244.7	$246.3	$312.5	$322.2	$328.2

Ratios to average daily net assets:

Expenses	4.44	%(e)	4.57%	2.54%	1.59%	1.80%	2.48%

Expenses (excluding interest expense)	1.28	%(e)	1.35%	1.30%	1.22%	1.23%	1.21%

Net investment income (loss)	5.12	%(e)	5.09%	5.65%	5.22%	6.02%	5.69%

Ratio of expenses to average daily managed assets(f)	2.93	%(e)	2.95%	1.72%	1.13%	1.26%	1.75%

Portfolio turnover rate	31	%(d)	57%	59%	57%	65%	67%

Credit Agreement
Asset coverage ratio for credit agreement	296%		290%	291%	342%	350%	354%

Asset coverage per $1,000 for credit agreement	$2,961		$2,897	$2,909	$3,423	$3,498	$3,544

Amount of loan outstanding (in millions)	$129.0		$129.0	$129.0	$129.0	$129.0	$129.0

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	Not annualized.
(e)	Annualized.
(f)	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 16, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options and total return swaps are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Preferred Securities—Exchange-Traded	$62,965,758	$—	$—		$62,965,758
Preferred Securities—Over-the-Counter:
Banking	—	186,392,375	270,000	(a)	186,662,375
Other Industries	—	122,353,024	—		122,353,024
Short-Term Investments	—	4,334,221	—		4,334,221

Total Investments in Securities(b)	$62,965,758	$313,079,620	$270,000		$376,315,378

Forward Foreign Currency Exchange Contracts	$—	$522,686	$—		$522,686
Interest Rate Swap Contracts	—	8,702,135	—		8,702,135

Total Derivative Assets(b)	$—	$9,224,821	$—		$9,224,821

Forward Foreign Currency Exchange Contracts	$—	$(33,096)	$—		$(33,096)
Total Return Swap Contracts	—	(8,754)	—		(8,754)

Total Derivative Liabilities(b)	$—	$(41,850)	$—		$(41,850)

(a)	Security has been fair valued by the Valuation Committee pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Cash: For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized appreciation and depreciation. Periodic payments received or made are recorded as realized gains or losses. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2024, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2024, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2024: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date/ Record Date	Payable Date	Amount
7/16/24	7/31/24	$0.126
8/13/24	8/30/24	$0.126
9/10/24	9/30/24	$0.126

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2024, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2024, the Fund incurred $113,152 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $1,174 for the six months ended June 30, 2024.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2024, totaled $113,521,919 and $115,072,219, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2024, if any, and the effect of derivatives held during the six months ended June 30, 2024, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Credit Risk:
Total Return Swap Contracts—Over-the-Counter	—	$—		Total return swap contracts, at value	$8,754
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	Unrealized appreciation	522,686		Unrealized depreciation	33,096
Interest Rate Risk:
Interest Rate Swap Contracts(b)	Receivable for variation margin on interest rate swap contracts	8,702,135	(c)	—	—

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

(a)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
(b)	Not subject to a master netting agreement or another similar arrangement.
(c)

Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Credit Risk:
Total Return Swap Contracts	Net Realized and Unrealized Gain (Loss)	$(207,001)	$41,873
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	140,316	732,450
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	2,540,799	2,280

At June 30, 2024, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Credit Risk:
Total Return Swap Contracts—Over-the-Counter	$—	$8,754

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of June 30, 2024:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
BNP Paribas	$8,754	$—	$—	$8,754

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

(a)	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
(b)	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

The following summarizes the monthly average volume of the Fund’s total return swap contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2024:

	Total Return Swap Contracts(a)	Forward Foreign Currency Exchange Contracts(a)
Average Notional Amount	$7,734,923	$27,410,544

(a)

Average notional amounts represent the average for the period in which the Fund had total return swap contracts and forward foreign exchange contracts outstanding at month-end. For the period, this represents five months for total return swap contracts and six months for forward foreign currency exchange contracts.

Note 5. Income Tax Information

As of June 30, 2024, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$373,218,142

Gross unrealized appreciation on investments	$21,060,917
Gross unrealized depreciation on investments	(8,786,448)

Net unrealized appreciation (depreciation) on investments	$12,274,469

The Fund incurred ordinary losses of $194,281 after October 31, 2023 that it has elected to defer to the following year.

As of December 31, 2023, the Fund has a net capital loss carryforward of $44,229,339 which may be used to offset future capital gains. The loss is comprised of a short-term capital loss carryforward of $12,648,083 and a long-term capital loss carryforward of $31,581,256, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2024, the Fund issued no shares of common stock for the reinvestment of dividends. During the year ended December 31, 2023, the Fund issued 1,565 shares of common stock at $30,645 for the reinvestment of dividends.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On December 12, 2023, the Board of Directors approved the continuation of the Share Repurchase Program, which allows the Fund to repurchase up to 10% of the Fund’s common shares outstanding as of January 1, 2024 through December 31, 2024. There is no assurance that the Fund will repurchase shares in any particular amounts or at all.

During the six months ended June 30, 2024 and during the year ended December 31, 2023, the Fund did not effect any repurchase.

Note 7. Borrowings

The Fund has entered into a $129,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the utilized portion of the credit agreement and a Secured Overnight Financing Rate (SOFR)-based rate. The Fund also pays a fee of 0.15% per annum for each day in which the aggregate loans outstanding under the credit agreement total less than 80% of the credit agreement amount of $129,000,000. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on three business days’ notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

Effective January 2, 2024, the Fund amended its credit agreement to reduce the margin upon which the financing charge is calculated.

As of June 30, 2024, the Fund had outstanding borrowings of $129,000,000 at a current rate of 6.0%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2024, the Fund borrowed an average daily balance of $129,000,000 at a weighted average borrowing cost of 6.1%

Note 8. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below-investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Concentration Risk: Because the Fund invests at least 25% of its managed assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Geopolitical Risk: Geopolitical events, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union (such as Brexit) and related geopolitical events, have led and may in the future lead to market volatility and have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Russia’s military invasion of Ukraine has significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

inflationary pressures and reduced economic activity. Ongoing conflicts in the Middle East could have similar negative impacts.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the global economy may be significantly disrupted or otherwise adversely impacted by the rapid advanced development of AI Technologies and by efforts to regulate or control its use and advancement. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general.

In May 2024, the standard settlement cycle for numerous types of U.S. securities, including Fund shares and many of the securities the Fund invests in, moved from two business days after the transaction date (T+2) to the next business day after the transaction date (T+1). This reduced settlement cycle may result in additional risks and costs to the Fund, including increased operational risks associated with the resolution of trade breaks and exceptions. These risks will be heightened in light of certain Fund investments (such as certain non-U.S. securities) that have longer settlement cycles than is expected of Fund shares.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2024 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Select Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2024. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

George Grossman	8,756,270	311,715
Jane Magpiong	8,772,616	295,369
Adam M. Derechin	8,775,645	292,340

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to Portfolio Management Team

Effective August 1, 2024, William F. Scapell no longer serves as a portfolio manager of the Fund. Elaine Zaharis-Nikas and Jerry Dorost continue to serve as portfolio managers of the Fund.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 4, 2024 and at a meeting of the full Board of Directors held on June 18, 2024. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive sessions on June 17, 2024 and June 18, 2024. At the meeting of the full Board of Directors on June 18, 2024, the Management Agreement was unanimously continued for a term ending June 30, 2025 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Manager in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Manager in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and a relevant linked blended benchmark. The Board of Directors considered that, on a net asset value basis (NAV), the Fund outperformed the Peer Group medians for the one-year period, and underperformed for the three-, five- and ten-year periods ended March 31, 2024, ranking three out of six peers, four out of six peers, four out of six peers and four out of six peers for each period, respectively. The Board of Directors also noted that, on a NAV basis, the Fund outperformed both the relevant benchmark and the relevant linked blended benchmark for the one-, five-, and ten-year periods ended March 31, 2024, and that it outperformed the relevant benchmark for the three-year period and was in-line with the relevant linked blended benchmark for the three-year period ended March 31, 2024. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fee at managed asset level was lower than the Peer Group median and the actual management fee at common asset level was in-line with the Peer Group median, ranking three out of six peers and five out of six peers, respectively. The Board of Directors noted that the Fund’s total expense ratios including investment-related expenses at managed asset levels and at common asset levels were both higher than the Peer Group median, ranking five out of six peers for each. The Board of Directors also noted that the Fund’s total expense ratio excluding investment-related expenses at managed asset level was lower than the Peer Group median and at common asset level was in-line with the Peer Group median, ranking three out of six peers and four out of six peers, respectively. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol: PSF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

Stop traditional mail delivery;

receive your shareholder reports

and prospectus online.

Sign up at cohenandsteers.com

Semi-Annual Financial Statements June 30, 2024

Cohen & Steers

Select Preferred

and Income

Fund (PSF)

PSFSAR

(b)

Notice of Internet Availability of Shareholder Report(s)

ID:	XXXXX XXXXX XXXXX XXXXX

Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below:

https://www.cohenandsteers.com/funds/fund-literature

Cohen & Steers Select Preferred and Income Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report): 1-866-345-5954
www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included in Item 1 above.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Effective August 1, 2024, William F. Scapell no longer serves as a portfolio manager of the Registrant. Elaine Zaharis-Nikas and Jerry Dorost continue to serve as portfolio managers of the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date:	September 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Treasurer and Chief Financial Officer)

Date:	September 5, 2024